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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-79225) of our report dated August 17, 2000, with respect to the consolidated financial statements of Corinthian Colleges, Inc. included in this form 10-K for the year ended
June 30, 2000.

                                          /s/ Arthur Andersen LLP

Orange County, California
September 14, 2000